EXHIBIT 10.39(n)

AMENDMENT No. 14 TO PURCHASE AGREEMENT DCT-054/98

This Amendment No. 14 (the "Amendment") dated as of January 24, 2002 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc. (formerly known as Continental Express, Inc.) ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. DCT-054/98 dated December 23, 1998, as amended from time to time (together with its Attachments and Amendments the "EMB-135 Purchase Agreement") for the purchase of up to fifty (50) new EMB-135 aircraft (the "AIRCRAFT").

All terms defined in the EMB-135 Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment and the Purchase Agreement, this Amendment shall control.

WHEREAS, BUYER desires to acquire nine (9) EMB-145 LR Aircraft (the "145 LR AIRCRAFT") and eleven (11) EMB-145 XR Aircraft (the "145 XR AIRCRAFT") and EMBRAER desires to sell such 145 LR and XR AIRCRAFT;

WHEREAS, simultaneous with the signing and delivery of this Amendment, BUYER and EMBRAER are amending Purchase Agreement GPJ-003/96 to provide for the purchase by BUYER of the 145 LR AIRCRAFT and 145 XR AIRCRAFT;

WHEREAS, in connection with such amendment of Purchase Agreement GPJ-003/96, BUYER and EMBRAER wish to amend the EMB-135 Purchase Agreement to reduce the number of aircraft that will be purchased by BUYER thereunder from 50 AIRCRAFT to 30 AIRCRAFT.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  The text of Paragraph a. of Article 2 of the EMB - 135 Purchase Agreement is hereby deleted and replaced with the following:

EMBRAER shall supply and BUYER shall purchase and take delivery of thirty (30) newly manufactured AIRCRAFT ("FIRM AIRCRAFT") upon the terms and conditions contained in this Agreement together with the Attachments hereto which shall be deemed to be part of this Agreement.

  The text of Paragraph a. of Article 5 of the EMB - 135 Purchase Agreement is hereby deleted and replaced with the following:

AIRCRAFT: Subject to payment in accordance with Article 4 hereof and compliance with the conditions of this Agreement, the AIRCRAFT shall be made available for delivery by EMBRAER to BUYER in F.A.F. (Fly Away Factory) condition, at São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Aircraft	Aircraft Contractual Delivery Dates	Aircraft	Aircraft Contractual Delivery Dates
1st	July 1999	16th	October 2000
2nd	August 1999	17th	November 2000
3rd	September 1999	18th	December 2000
4th	October 1999	19th	January 2001
5th	November 1999	20th	January 2001
6th	December 1999	21st	February 2001
7th	January 2000	22nd	February 2001
8th	February 2000	23rd	March 2001
9th	March 2000	24th	March 2001
10th	April 2000	25th	April 2001
11th	May 2000	26th	April 2001
12th	June 2000	27th	May 2001
13th	July 2000	28th	September 2001
14th	August 2000	29th	October 2001
15th	September 2000	30th	November 2001

4. All other terms and conditions of the EMB - 135 Purchase Agreement, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 14 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /s/ Horacio Aragenes Forjaz By :/s/Frederick S.Cromer

Name : Horacio Aragenes Forjaz Name : Frederick S. Cromer

Title : Executive Vice President Title : Vice President and

Planning and Organizational Chief Financial Officer

Development ExpressJet Airlines, Inc.

By : /s/ Flavio Rimoli

Name : Flavio Rimoli

Title : Director of Contracts

Date : January 24, 2002 Date : January 24, 2002

Place : San Jose Dos Campos, S.P. Place: Houston, Texas

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name: Amy K. Sedano